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                                                                   Exhibit 23.2


                           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (333-_____) of our report dated February 10, 1998, which appears on page 30 of IntelliQuest Information Group, Inc.'s Annual Report on 10-K for the year ended December 31, 1997.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Austin, Texas
January 29, 1999



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